UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 22, 2007

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code

(804) 788-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On October 22, 2007, Albemarle Corporation (the “Company”) issued a press release regarding its earnings for the third quarter and nine months ended September 30, 2007. A copy of this release is being furnished as Exhibit 99.1 hereto and incorporated herein by reference. In addition, on October 23, 2007, the Company will hold a teleconference for analysts and media to discuss results for the third quarter ended September 30, 2007. The teleconference will be webcast on the Company’s website at www.albemarle.com.

The press release attached as Exhibit 99.1 includes net income excluding the charge that relates to the closure of the Dayton fine chemistry facility and net income excluding the charge related to the divestiture of the Thann, France facility. Net income excluding the Dayton charge and net income excluding the Thann charge are financial measures that are not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”). The Company has reported net income excluding the Dayton charge and net income excluding the Thann charge because management believes that these financial measures are more reflective of the Company’s operations, provides transparency to investors and enables period-to-period comparability of financial performance. Neither net income excluding the Dayton charge nor net income excluding the Thann charge should be considered as an alternative to net income determined in accordance with GAAP. The Company has included in the press release a reconciliation of net income excluding the Dayton charge and net income excluding the Thann charge, non-GAAP financial measures, to net income, the most directly comparable financial measure calculated and reported in accordance with GAAP.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release, dated October 22, 2007, issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2007

ALBEMARLE CORPORATION

By:	/s/ Luther C. Kissam, IV
Luther C. Kissam, IV
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press release, dated October 22, 2007, issued by the Company.